EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2017
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 8 – Earnings (loss) per share:

Basic earnings and loss per share are computed by dividing net results attributable to Teva's ordinary shareholders by the weighted average number of ordinary shares outstanding (including fully vested restricted share units ("RSUs")) during the period, net of treasury shares.

In computing diluted earnings per share for the three and six months ended June 30, 2016, basic earnings per share were adjusted to take into account the potential dilution that could occur upon the exercise of options and non-vested RSUs granted under employee stock compensation plans, and convertible senior debentures, using the treasury stock method.

Additionally, for the three and six months ended June 30, 2016, no account was taken of the potential dilution of the mandatory convertible preferred shares amounting to 59.4 million and 59.2 million weighted average shares, respectively and the accrued dividend to preferred shares amounting to $66 million and $132 million, respectively, since they had an anti-dilutive effect on earnings per share.

In computing loss per share for the three and six months ended June 30, 2017, no account was taken of the potential dilution of the assumed exercise of employee stock options and non-vested RSUs granted under employee stock compensation plans, and convertible senior debentures, since they had an anti-dilutive effect on loss per share.

Additionally, for the three and six months ended June 30, 2017, no account was taken of the potential dilution of the mandatory convertible preferred shares amounting to 59.4 million weighted average shares and the accrued dividend to preferred shares amounting to $65 million and $130 million, respectively, since they had an anti-dilutive effect on loss per share.